                                                                    EXHIBIT 10.5

[*]= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS HAS BEEN OMITTED AND FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                             AOL LICENSE AGREEMENT

     THIS AOL LICENSE AGREEMENT (this "Agreement"), dated as of ________, 2000, entered into by and between America Online, Inc., a Delaware corporation ("AOL" or "Licensor"), and America Online Latin America, Inc., a Delaware corporation (the "Company"), having its principal offices at 6600 N. Andrews Avenue, Suite 500, Ft. Lauderdale, FL, USA 33309.

                                  WITNESSETH:
                                  ----------

     WHEREAS, AOL and Licensee have entered into an Online Services Agreement (the "AOL OLS Agreement"), pursuant to which AOL agreed, among other undertakings, to provide certain services to the Company and its subsidiaries necessary for the conduct by the Company of its Business (as defined herein).

     WHEREAS, pursuant to the Restated Certificate of Incorporation of the Company (as the same may be amended and restated from time to time, the "Certificate of Incorporation"), the Company is to operate and/or market and support the Business in the Territory (as defined herein) through certain operating entities wholly owned, directly or indirectly, by Licensee (individually, an "Operating Entity," and collectively, the "Operating Entities").

     WHEREAS, on the date hereof, AOL executed a guarantee (the "AOL Guarantee") for the benefit of the Company and its Operating Entities, pursuant to which AOL has guaranteed, inter alia, the obligations of Licensor under this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENT:
                                  ---------

1. DEFINITIONS; CONSTRUCTION. Capitalized terms used but not defined in the body of this Agreement shall have the meaning given to such terms in Attachment
                                                                     ----------
A.  Other capitalized terms without definition shall have the meanings given in
-
the Certificate of Incorporation. Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural. Use of the term "include" or "including" will be construed to mean "include without limitation" or "including without limitation", as applicable.

2.   GRANT OF RIGHTS.

     2.1  License Grant.  Subject to the terms and conditions of this Agreement
          -------------
and the Certificate of Incorporation, Licensor hereby grants to Licensee an exclusive (with respect to PC Access Services, TV Access Services and Wireless Access Services and a non-exclusive (except as provided in Section 2.9 below) with respect to Internet Portal Services), but subject to termination of exclusivity pursuant to Section 5 below, non-transferable (except as expressly provided herein) right and license within the Territory to:

          (a) implement, transmit, display, copy, perform and use the Licensed Products for the sole purpose of, and as necessary for, enabling Licensee to Launch, operate, provide, manage and administer Licensee Interactive Services in the Territory as contemplated herein,

          (b) sublicense the Client Product to Subscribers pursuant and subject to the terms and conditions set forth in the subscriber agreements which are part of the AOL Standard Forms to be used by Licensee pursuant to Section 3.3 below,

          (c) access, display and grant to Subscribers (with respect to PC Access Services, TV Access Services and Wireless Access Services) and to users of Licensee's Internet Portal Services, the right to access Content through Licensee Interactive Services, including AOL Services Content and other Content, but excluding Restricted Content,

          (d) market and distribute the Client Product to potential Subscribers in the Territory directly and through authorized third parties that so market and distribute on Licensee's behalf,

          (e) use Licensor's Confidential Information and Licensed Products only to the extent necessary (i) to allow Licensee to Launch, provide, manage, administer and market Licensee Interactive Services in the Territory, (ii) to allow Licensee to develop, create, procure, market, transmit, maintain, enhance, manage and administer Content for use in connection with Licensee Interactive Services, and (iii) to allow Content providers to develop, create, transmit, procure, market, maintain, enhance, manage and administer Content pursuant and subject to the terms and conditions set forth in the Content provider agreements which are part of the AOL Standard Forms to be used by Licensee pursuant to
Section 3.3  below,

          (f) use Licensor's training and technical support for the sole purpose of enabling Licensee to Launch, operate, provide and manage, and administer Licensee Interactive Services as contemplated herein, and

          (g) translate and modify online forms included within the Licensed Products as reasonably necessary to conform such forms to the local languages, laws and business practices of the Territory.

All of the foregoing rights are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term.

     2.2  Third Party Products.  Subject to the terms and conditions of this
          --------------------
Agreement, Licensor grants to Licensee the same license rights in respect of Third Party Products that Licensor has granted in respect of the Licensed Products in Section 2.1, but only to the extent that Licensor is permitted to grant such license rights to Licensee and subject to the payment of applicable third-party royalties or fees, if any, as specified in this Section 2.2. All of the foregoing rights are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term. Licensor shall sublicense to Licensee all of such license rights to Third Party Products to the extent Licensor has such rights as of the Effective Date and thereafter during the Term to the extent Licensor has such rights and to the extent that Licensor has licensed, offered to license or otherwise made available such Third Party Products to other JV Affiliates consistent with AOL's Uniform Policies. Licensor shall use commercially reasonable efforts to obtain from third parties the best overall terms for such licenses, which may include royalty bearing licenses as provided in this Section 2.2, to permit Licensee to use all other Third Party Products. Licensee shall reasonably assist Licensor in obtaining such licenses and shall execute any required license agreements if so requested by Licensor. In the event Licensor's efforts to obtain from a third party appropriate licenses to permit Licensee to use a Third Party Product are unsuccessful, Licensor shall use commercially reasonable efforts, at Licensee's expense but in Licensor's reasonable discretion, either (a) to obtain from another third party license rights to reasonably similar software that may be substituted for the unavailable Third Party Product or (b) to develop a commercially reasonable workaround for the unavailable Third Party Product during the period of its unavailability. Licensee acknowledges and agrees that prior to the exercise of any of the rights specified in this Section 2.2, the exercise of which require that Licensee obtain license rights directly from the owners of Third Party Products, Licensee shall, with Licensor's commercially reasonable assistance, first have obtained all necessary license rights from the owners of Third Party Products to use such products. For the avoidance of doubt, Licensor's obligation to assist Licensee in obtaining such license rights shall not oblige Licensor to pay any royalties, fees or other consideration for such rights, or otherwise to provide financial assistance of any sort to Licensee. Notwithstanding any other provision of this Agreement, Licensee shall have no obligation to license or use any Third Party Product for which Licensee is required to pay any expense, royalty or fee if other JV Affiliates are not required to use such Third Party Product pursuant to AOL's Uniform Policies consistently applied to all JV Affiliates. Licensee must, however, accept any license and pay any royalties required for use of Third Party Products which are Requested Developments or New AOL Developments. The foregoing shall be applicable only with respect to PC Access Services until such time as the Company and Licensee shall obtain the right to offer such TV Access Services and Wireless Access Services in the Territory in accordance with the provisions of the Certificate of Incorporation. If and when the Company and Licensee shall obtain the right to offer such TV Access Services and Wireless Access Services in the Territory, AOL and Licensor shall provide such Requested Developments and New AOL Developments to Licensee in respect of such TV Access Services and Wireless Access Services in the Territory on the same basis as it has theretofore provided them in respect of PC Access Services.

          (a) Licensee Payments for Third Party Products.  Subject to Section
              ------------------------------------------
2.2(b), Licensee shall pay Third Party Product fees and royalties under the following circumstances: (i) the licensor of a Third Party Product demands a payment to expand the scope of the existing license grant to permit Licensee to use the Third Party Product, e.g., to expand existing geographic or usage restrictions; or (ii) (x) AOL's license agreement with the licensor of the Third Party Product contains a per host computer charge, per client charge, usage charge or other charge or fee based upon the nature of the use thereof, and (y) AOL has dedicated one or more host computers to Licensee, regardless of the physical location of such computers, or Licensee's use of such Third Party Products otherwise gives rise to such per client, usage or other charge or fee. Licensor shall exercise commercially reasonable efforts to obtain for Licensee such Third Party Products at fees and royalty rates that are the lowest that can be obtained and at least as favorable as similar fees and royalty rates paid by JV Affiliates on the Effective Date or thereafter during the Term (taking into account as appropriate the level of usage and other factors that reasonably impact royalties and fees). Licensee shall also pay all costs and expenses associated with (A) translating or otherwise modifying the Third Party Product for use in the Territory; (B) modifying the Third Party Product to enable such software to be exported to the Territory; and (C) complying with any import or export control regulations of the relevant jurisdiction(s) to enable the Third Party Product to be imported into or exported to the Territory. Licensor represents that in the year preceding the Effective Date, the total of all royalties, fees and other costs and expenses attributable to existing Third Party Products for any JV Affiliate AOL Service in any country did not exceed fifty thousand dollars ($50,000).

          (b) Spun-off Licensed Products.  In the event AOL and/or its Wholly-
              --------------------------
Owned Affiliates should cease to own any component of the Licensed Products, such component (i) shall, if it is a Core AOL Technology, be deemed a Licensed Product for the Term and shall not be deemed to be a Third Party Product, and
(ii) shall, if (x) it is a Peripheral AOL Technology, (y) AOL and/or such Wholly-Owned Affiliate cease to own such Peripheral AOL Technology for a bona fide business purpose (including achieving wider promulgation of technology in the marketplace, attracting qualified developers, or achieving enhanced technical capability, support, maintenance, development or training in respect of such Peripheral AOL Technology), and (z) the treatment of such Peripheral AOL Technology as a Third-Party Product would not cause Licensee, at any time during the Term, to pay greater fees or royalties (taking into account as appropriate the level of usage and other factors that reasonably impact royalties and fees) than AOL or any of its Affiliates or JV Affiliates providing AOL Services, then such Peripheral AOL Technology shall be deemed a Licensed Product for eighteen
(18) months (or such longer period as is consistent with subsection (z) above) after such Licensed Product component is no longer owned by AOL and/or its Wholly-Owned Affiliates and shall thereafter be deemed a Third Party Product. Under such circumstances, if AOL and/or any of its Wholly-Owned Affiliates elect(s) to use the technology of a third party in lieu of any component of the Peripheral AOL Technology in providing AOL-US Service, such component shall be deemed a Licensed Product for eighteen (18) months (or such longer period as is consistent with subsection (z) above) after AOL elects to use such technology and shall thereafter be deemed a Third Party Product for the purposes of this Agreement, subject to subsection (z) above.

     2.3  Documentation.  Subject to the terms and conditions of this Agreement,
          -------------
Licensor hereby grants to Licensee an exclusive (with respect to PC Access Services, TV Access Services and Wireless Access Services) and a non-exclusive (except as provided in Section 2.9 below, with respect to Internet Portal Services), but subject to the termination of exclusivity pursuant to Section 5 below, non-transferable (except as provided herein) license in the Territory to use, translate into the local language(s) of the Territory, display and reproduce the Documentation relating to the Licensed Products only within the Territory and to the extent necessary to Launch, operate, provide, manage and administer the Licensee Interactive Services; provided, however that Licensee shall have no right to, and Licensee agrees not to, adapt, alter, modify or create derivative works of the Documentation other than the translation(s) contemplated above. Licensor shall provide Licensee with the Documentation set forth in Attachment B with respect to PC Access Services, and appropriate documentation
------------
as Licensor and Licensee mutually deem necessary or desirable upon the addition of TV Access Services and/or Wireless Access Services to the Licensee Interactive Services being provided by Licensee. Licensor reserves the right to amend Attachment B from time to time to permit Licensor to make such reasonable
      ------------
changes as are necessary for Licensor to provide such Documentation on a consistent worldwide basis. Licensor shall provide Licensee with prior notice of such amendments to Attachment B. All of the foregoing rights granted to Licensee
                   ------------
are granted solely in connection with the Launch, operation, provision, management and administration of Licensee Interactive Services during the Term. Notwithstanding the foregoing, the Content provider's guide or the remote managed gateways guide may also be distributed to Content providers to Licensee Interactive Services provided that Licensee has entered into an agreement with each such Content provider substantially consistent with the Content provider agreements which are part of the AOL Standard Forms to be used by Licensee pursuant to Section 3.3 below, as the same may be modified from time to time. Licensor shall own all right, title, and interest in the Documentation and all translations of the Documentation. Licensee shall place on all such copies of the Documentation an internationally recognized copyright notice and other proprietary rights legends specified by Licensor. All translated Documentation will be considered works made for hire commissioned by Licensor such that copyright ownership of such translations shall immediately vest in Licensor. If any such Documentation may not be considered works made for hire under applicable law, Licensee hereby irrevocably assigns to Licensor without further consideration all of Licensee's right, title and interest in and to such Documentation, including U.S. and foreign copyrights. Licensee shall distribute such translations only within the Territory and in connection with the Licensed Products to the extent provided above.

     2.4  AOL Services Content.  Without limiting the scope of the license set
          --------------------
forth in Section 2.1, Licensor shall provide to Licensee and Licensee's Subscribers to its PC Access Services, free of charge, access to substantially all of the AOL-US Services Content and substantially all of the other AOL Services Content. In addition, Licensor shall provide to Licensee and to users of Licensee's Internet Portal Services access to AOL-US Services Content and other AOL Services Content in substantially the same manner they are made available to users of AOL's US-based Internet Services Portal. As and when the Company and Licensee shall obtain the right to offer TV Access Services and Wireless Access Services in the Territory in accordance with the provisions of the Certificate of Incorporation, Licensor shall provide to Licensee and Licensee's Subscribers to such Services access to the AOL-US Services Content and the other AOL Services Content in substantially the same manner such Content is made available to users of AOL-branded TV Access Services and AOL-branded Wireless Access Services in the U.S. With respect to any other AOL Services Content, Licensor shall exercise commercially reasonable efforts to obtain the rights to provide to Licensee and Licensee's Subscribers access to such other AOL Services Content on commercially reasonable terms that are as favorable as access to such Content is made available to any other JV Affiliate. Licensee may, in the reasonable discretion of the Board of Directors, which the Board of Directors may exercise for Licensee or on behalf of an Operating Entity, prominently display its Interconnection pursuant to Section 2.5 of the AOL OLS Agreement to the AOL-US Service and the other AOL

Services and minimize the number of click throughs from the main menus of the Licensee Interactive Services necessary to access the main menus of the AOL-US Services and other AOL Services, in order to facilitate Subscribers' access to the Content on such AOL Services. In addition, upon the request of Licensee, Licensor shall provide to Licensee and Licensee's Subscribers, free of charge, direct access (i.e., other than through Interconnection) to substantially all of the AOL-US Services Content on the same basis, with respect to the differing Licensee Interactive Services, as is set forth above. The direct access to other AOL Services and to Content of the AOL-US Service, contemplated in this Section
2.4 shall be subject, among other reasonable limitations, to (a) any "referee screens" or other intermediate notices warning Subscribers that they are changing countries and different standards may therefore apply, as Licensor deems such notices reasonably necessary to accommodate local legal and cultural concerns, (b) coordination with the AOL Services and their respective Content channels to ensure that such access by the Licensee Interactive Services is technically feasible and will not result in the distribution of any Restricted Content, and (c) any technical limitations not due to Licensor's failure to meet its obligations under this Agreement or the AOL OLS Agreement, which failure is within AOL's reasonable control, precluding Interconnection or direct access, such as the inability of the Licensee Interactive Services to access and process Japanese characters.

     2.5  License Fees.  (a)  Except as set forth in this Section 2.5 or as
          ------------
otherwise expressly provided herein, the licenses granted in Sections 2.1, 2.2,
2.3 and 4.1 shall be royalty-free; provided, however, that to the extent that any royalty shall be deemed by applicable tax law to exist by virtue of this Agreement, Licensee will be responsible for any taxes associated therewith.

          (b) Notwithstanding the foregoing, if and to the extent that any court of competent jurisdiction shall invalidate, delete, amend, sever or otherwise modify any of the provisions of (i) Clauses (c), (d), (e) or (f) of Article THIRD of the Certificate of Incorporation (or any successors thereto), (ii)
Section 6.4(c) hereof, or (iii) Section 10.2 of the Stockholders' Agreement, with the result that AOL or any of its Subsidiaries or Affiliates (including, without limitation, Licensor, but excluding the Company, Licensee and each and every Operating Entity) becomes liable to the Company, Licensee, any Operating Entity or any holders of any equity interests in any of them, including, without limitation, any holders of Class A Common Stock of the Company, for, or otherwise incurs any, Damages arising out of or in connection with any action or inaction that was permitted by the provisions of Article THIRD of the Certificate of Incorporation as in effect as of the time of such action or inaction (without taking into account any such invalidation, deletion, amendment, severance or other modification), then Licensee shall be obligated to pay Licensor a royalty in respect of the licenses granted in Sections 2.1, 2.2, 2.3, 2.9, if any, and 4.1 in an amount equal, in the aggregate, to the full amount of such Damages, as the same may be incurred from time to time. Such royalty payments shall be due and payable by Licensee on the date that is thirty
(30) days after receipt of an invoice therefor from Licensor.

     2.6  License Limitations.
          -------------------

          (a) License Exclusions.  The licenses granted pursuant to Sections 2.1
              ------------------
through 2.3 do not include, and Licensee shall have no right hereunder, under any circumstances, to receive, use or make copies of the Source Code for the Licensed Products or Third Party Products. Further, the licenses granted pursuant to Sections 2.1 through 2.3 do not include the right to, and Licensee agrees not to (i) except to the extent contemplated under Sections 2.3 and 2.1(a) herein and Section 2.2 of the AOL OLS Agreement, adapt, alter, modify, translate or create derivative works of the Licensed Products, Third Party Products, Documentation or AOL Services Content, (ii) reverse engineer, decompile, disassemble, or otherwise attempt to reconstruct the Source Code for the Licensed Products or Third Party Products or (iii) reverse engineer, reconstruct or otherwise attempt to ascertain, or adapt, alter or modify, the proprietary protocols, algorithms, internal instructions and command sets used in the operation of the Licensed Products or the Third Party Products. Licensee may exercise the license rights granted pursuant to Sections 2.1 through 2.3 and pursuant to Section 2.9, if any, only within the Territory; Licensee shall have no right or license, express or implied, to exercise any of such license rights outside the Territory.

          (b) Restricted Content.  Licensee agrees that it is necessary, inter
              ------------------
alia, in order to observe and comply with applicable local laws and the rights of Content providers and other Persons, not to use, reproduce, market, distribute, display, perform, transmit or grant access to Restricted Content. Consistent with AOL's Uniform Policies regarding Restricted Content, in the event Licensor requests the removal of, or the restriction of access to, Restricted Content, Licensee shall cooperate, at its own expense, to effectuate the prompt removal or restriction of access to such Restricted Content and to take such other actions as Licensor may reasonably specify from time to time in order to comply with such laws, third-party rights and/or AOL's Uniform Policies consistently applied to all JV Affiliates.

          (c) Implementation of Charges for Access to Content.  Licensee agrees
              -----------------------------------------------
to pay when due all royalties, fees and other amounts owed to any Licensee Interactive Services Content provider for Content made available on the AOL Services that would not have been due in the absence of the access to and usage of such Content by Subscribers of such AOL Services and otherwise to comply with the obligations of Licensee under any applicable agreement with the Content provider. Likewise, Licensee shall have no obligation to pay any royalties, fees or other amounts due to any Content provider to any other AOL Service. Licensor shall have the right to implement applicable hourly or other charges for access to and usage of Content of a particular AOL Service by Subscribers of other AOL Services (including the Licensee Interactive Services), so long as such charges apply equally to all AOL Services, including the AOL-US Service and Licensee Interactive Services. As of the Effective Date, however, Licensor imposes no such charges.

     2.7  Licensee Content.  Subject to the terms and conditions of this
          ----------------
Agreement and the right of Interconnection between and among AOL Services pursuant to Section 2.5 of the AOL OLS Agreement, Licensee hereby grants to AOL and its Affiliates the non-transferable (except as expressly provided herein) right to access, and to grant to Subscribers to AOL Services the right to access, via Interconnection, substantially all Content available through the Licensee Interactive Services, including Licensee Content and other Content, but excluding Restricted

Content. Notwithstanding the foregoing, if Licensor implements a charge between and among AOL Services (including the Licensee Interactive Services) for access to and usage of Content of each respective AOL Service pursuant to Section 2.5(c) above, then Licensee will be entitled to receive payments to the extent that its Licensee Interactive Services' Content is accessed by Subscribers of the other AOL Services.

     2.8  Right to Sublicense. Licensee shall, subject to the approval of the
          -------------------
Board of Directors, have the right to sublicense Licensee's rights under Sections 2.1, 2.2, 2.3 and 4.1 of this Agreement as reasonably necessary to provide Licensee Interactive Services, including the development of Content for such services and the distribution of the Client Product to Subscribers of such services and to Operating Entities that are established pursuant to the Certificate of Incorporation.

     2.9  Rights to AOL-Branded Internet Portal Services.
          ----------------------------------------------

          (a) If AOL or any of its Special Affiliates intends to offer any Internet Portal Service, then Licensee shall have the prior option, exercisable within six (6) months following notice of such intent from AOL, to offer such service in the Territory on an exclusive basis, subject to payment to AOL of the reasonable allocable pro-rata share of AOL's cost of developing and/or acquiring such service. If Licensee elects not to offer such service in the Territory or does not exercise such option within the six-month period, then AOL shall have the right to offer such service in the Territory directly or together with a third party (on financial terms not more favorable than those offered to Licensee), subject to payment to Licensee of a reasonable license fee or other reasonable consideration for the use of the AOL or CompuServe name in the Territory; provided, however, that in no event shall AOL or its Special Affiliates be entitled to use the AOL or CompuServe name as provided above in connection with a Directly Competitive Service (as defined below). For avoidance of doubt, AOL and ODC shall have the right without any first offer or other obligations to Licensee, to provide a non-AOL-branded or non-CompuServe-branded Spanish and/or Portuguese language Internet Portal Service and which is targeted to end users residing in the Territory, but neither AOL or ODC shall have the right to Interconnect such service with any AOL-branded or CompuServe-branded Access Service. A "Directly Competitive Service" shall mean an online or Internet service, that may be but need not be an Access Service, having comprehensive Content, Communications Services, features and functions comparable to the existing AOL-US Service (e.g., Yahoo and Star Media).

          (b) If, in accordance with Section 2.9(a), Licensee elects to offer an Internet Portal Service, then the Parties will, in good faith, negotiate and execute any agreements necessary to effect the Launch and operation of such services by Licensee in the Territory including license agreements and service agreements substantially similar, as applicable, to this Agreement, the AOL OLS Agreement, the CIS License and the CIS OLS Agreement.

          (c) If the Parties are unable to agree on a reasonable license fee or other reasonable compensation or payment in connection with Section 2.9(a) for the use of the AOL or CompuServe name or for the allocable pro-rata share of AOL's cost of developing and/or acquiring a service, then such license fee or other compensation or payment shall be determined in accordance with the then current arbitration procedures of the American Arbitration Association.

3.   LICENSE REQUIREMENTS.

     3.1  Proprietary Notices.  Licensee agrees not to obfuscate, remove or
          -------------------
alter any of the patent, copyright, trademark, trade secret, proprietary and other legal notices contained in, or displayed by the use of, the Licensed Products, Documentation, AOL Services Content or Third Party Products. Licensee further agrees to reproduce, in each copy of the Licensed Products, Documentation, AOL Services Content or Third Party Products that is made by Licensee, such patent, copyright, trademark, trade secret, proprietary and other legal notices that are included in the Licensed Products, Documentation or Third Party Product provided by Licensor to Licensee or as otherwise specified by Licensor.

     3.2  Translations.  For each translated Document, Licensee shall provide
          ------------
Licensor with one complete copy of such translated Document in both print and computer-readable format. Licensee shall refer only to the English language Documentation in any communication with Licensor, including receipt of technical support from Licensor.

     3.3  AOL Standard Forms.  Licensor shall provide Licensee with such
          ------------------
relevant AOL Standard Forms that should be used by Licensee in connection with the Licensee Interactive Services, including the forms identified on Attachment
                                                                     ----------
C hereto.  Licensee shall, at its own expense, translate the AOL Standard Forms
-
into the local language(s) applicable to the Territory. Except as specifically set forth in this Agreement, Licensee shall use all such translated AOL Standard Forms, provided that Licensee may make reasonable modifications consistent with AOL's Uniform Policies and business practices to such forms to take into account applicable business model and legal considerations in the relevant country(s) of the Territory, provided further that any such modifications shall not (i) limit, diminish or impair in any manner whatsoever Licensor's rights or the effective and timely exercise thereof, under this Agreement, or any law, treaty or convention governing industrial or intellectual property rights, trade secrets or confidential information which is the subject of this Agreement, or the performance of any obligation thereunder by either party or its Affiliates or
(ii) violate any US export control law, regulation or order. Licensee shall notify Licensor of any proposed substantive modifications Licensee makes to any AOL Standard Form and such modifications shall be subject to AOL's approval, which it may exercise in its reasonable business judgment.

     3.4  Compliance with Encryption and Export/Import Laws.  Licensor and
          -------------------------------------------------
Licensee shall comply, and Licensee shall require all Permitted Sublicensees to comply, with all of the then-current and applicable laws, rules and regulations of the United States and all jurisdictions within the Territory relating to the use of encryption technology and the import and export of technology, software and technical data, including, but not limited to, any regulations of the United States Office of Export Administration, and of any other applicable governmental agencies, and shall not export or re-export any technology, software, technical data or the direct product of such technology, software and technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

     3.5  Notification of Unauthorized Use.  If either party learns of (a) any
          --------------------------------
unauthorized use in the Territory of Licensed Products, Documentation, Third Party Products, or AOL

Services Content, or (b) any AOL Services Content in the Territory that violates an applicable AOL Service Subscriber agreement or the rights of any Content provider or other Person, or is otherwise unauthorized Restricted Content, such party shall promptly inform the other party. In such an event, Licensee, at its own expense, shall take such steps as Licensor may reasonably request, to protect the rights of Licensor, Licensee, their Affiliates, and such Content providers and other Persons. Licensor, at its own expense, shall provide Licensee with commercially reasonable assistance in protecting such rights of such Persons.

     3.6  Ownership of Licensed Products and Documentation.  Subject to
          ------------------------------------------------
Licensee's express license rights under this Agreement, Licensee acknowledges and agrees that Licensor shall own all right, title, and interest, including all copyrights, trade secrets, patents, patent applications, trademarks, trademark applications, and other intellectual property and proprietary rights, throughout the world in the Licensed Products and Documentation (including the New AOL Developments and Requested Developments). Licensee agrees that it will not at any time (a) do or cause to be done any act or thing contesting or in any way impairing or intended to impair any part of such right, title and interest or
(b) represent, expressly or by implication, that it has any right, title or interest in or to any of the Licensed Products or Documentation (including the New AOL Developments and Requested Developments) other than as expressly set forth herein.

     3.7  Licensee Technology and Content.  All technology and Content developed
          -------------------------------
by Licensee or any third party on behalf of or for the benefit of Licensee that is independent and not derivative of any Licensed Product, Documentation, Third Party Products, Content from AOL Services other than Licensee Interactive Services, or other proprietary Licensor materials licensed hereunder, shall be the sole property of Licensee and neither AOL nor any of its Affiliates shall have any rights in or to such technology or Content (other than the right to Interconnect other AOL Services with the Licensee Interactive Services as expressly provided in Section 2.5 of the AOL OLS Agreement and to grant Subscribers of the AOL Services access to such Content as expressly provided herein and the AOL OLS Agreement).

4.   TRADEMARKS.

     4.1  License to AOL Marks.  Subject to the terms and conditions of this
          --------------------
Agreement, Licensor hereby grants to Licensee a non-transferable (except as expressly set forth herein) limited (to the extent expressly set forth herein) license to use the AOL Marks solely for purposes of Launching, operating, providing, managing and administering in the Territory: (a) AOL-branded PC Access Services, (b) AOL-branded TV Access Services (c) AOL-branded Wireless Access Services, (d) Internet Portal Services, except to the extent provided in
Section 2.9, and (e) any other Interactive Services developed or acquired by Licensee as determined by the Board of Directors. The License granted in Clauses (a) , (b), (c) and (d) above shall be exclusive and the license granted in Clause (d) above shall be non-exclusive (except as provided in Section 2.9). Licensee shall not use any proposed additional AOL Mark except to the extent it is approved as a New AOL Mark as provided in and subject to Section 4.6 herein. Further, Licensee may not use any AOL Marks to the extent such use creates a substantial risk of (x) infringing a third-party's trademark or similar rights or (y) subjecting Licensee, Licensor or their respective Affiliates to claims of unfair competition, trademark dilution, passing off or other claims of any sort arising from use of a false, misleading or confusing mark.

     4.2  Licensee Marks.  Licensor acknowledges and agrees that (i) Licensee
          --------------
Marks are and shall remain the sole property of Licensee, (ii) nothing in this Agreement shall convey to Licensor any right of ownership in the Licensee Marks,
(iii) Licensor shall not now or in the future contest the validity of Licensee Marks, and (iv) Licensor shall not in any manner take any action that would impair the value of, or goodwill associated with, such Licensee Marks. Licensor acknowledges and agrees that all use of Licensee Marks shall inure to the benefit of Licensee. Licensee hereby grants to Licensor, AOL and its Affiliates a non-transferable (except as expressly set forth herein), worldwide, license to use in connection with marketing and providing the AOL Services those Licensee Marks used by Licensee in the Territory on Requested Developments ("Licensed Licensee Marks"), provided that such use of the Licensed Licensee Marks is not primarily directed towards the Territory. In addition, Licensee hereby grants to Licensor, AOL and its Affiliates a non-transferable (except as expressly set forth herein), license to use the Licensed Licensee Marks in the Territory in connection with the marketing and promotion of the Licensee Interactive Services, provided that any such use is made in consultation with Licensee and in furtherance of the Business of Licensee. Except as expressly set forth herein, such license shall be on the same terms granted by Licensor to Licensee with respect to the AOL Marks as set forth in this Section 4. The foregoing license grant shall terminate simultaneously with the termination of this Agreement. Licensor agrees to comply with such specific standards for use of the Licensed Licensee Marks as Licensee may, in its reasonable discretion, establish and modify from time to time in writing and provide to Licensor. All use by Licensor of the Licensed Licensee Marks with respect to form and appearance shall be subject to the written usage standards provided to Licensor by Licensee and the prior written approval of Licensee to be exercised in accordance with such written guidelines. Once Licensee has approved a specific use of a mark, Licensor may continue such specific use or cease and resume such
specific use without additional approvals from Licensee.   Licensor may not use
any Licensed Licensee Marks to the extent such use creates a substantial risk of
(x) infringing a third-party's trademark or similar rights or (y) subjecting Licensee, Licensor or their respective Affiliates to claims of unfair competition, trademark dilution, passing off or other claims of any sort arising from use of a false, misleading or confusing mark.

     4.3  Reservation of Rights.  Licensee acknowledges and agrees that (i) the
          ---------------------
AOL Marks are and shall remain the sole property of Licensor, (ii) nothing in this Agreement shall convey to Licensee any right of ownership in the AOL Marks;
(iii) Licensee shall not now or in the future contest the validity of the AOL Marks; and (iv) Licensee shall not in any manner take any action that would impair the value of, or goodwill associated with, such marks. Licensee acknowledges and agrees that all use of AOL Marks by Licensee shall inure to the benefit of Licensor.

     4.4  Quality Standards and Maintenance.  The parties acknowledge and agree
          ---------------------------------
that it is necessary for Licensor to maintain uniform standards governing all material facets of AOL Services in order to provide AOL Service Subscribers worldwide with high quality, cost effective and consistent levels of service, and to protect the reputation and goodwill associated with the AOL Services in the Interactive Services market. Accordingly, Licensee agrees that it shall provide goods and services offered under the AOL Marks that are as high in quality as the quality of the goods and services offered by AOL with respect to the AOL Services and related merchandise subject to reasonable variations resulting from business, legal and technical factors within the Territory. Licensee agrees to comply with such specific standards for use of the AOL Marks as Licensor may, in its reasonable discretion, establish and modify from time to time in writing and provide to Licensee. All use by Licensee of the AOL Marks with respect to form and appearance shall be subject to the written usage standards provided to Licensee by Licensor and, except to the extent provided in
Section 4.6, the prior written approval of Licensor to be exercised in accordance with such written guidelines. Once Licensor has approved a specific use of a mark, Licensee may continue such specific use or cease and resume such specific use without additional approvals from Licensor.

     4.5  Cooperation.  Licensee agrees to assist Licensor, at Licensor's
          -----------
expense (except to the extent provided in Section 4.6) and request, to the extent reasonably necessary to protect Licensor's rights in the AOL Marks. Without limiting the generality of the foregoing, at Licensor's request, Licensee shall (i) promptly provide Licensor with any trademark specimens, (ii) execute all applications for trademark registrations, assignments or other applicable documents and (iii) perform any other act reasonably necessary for Licensor to secure or maintain the AOL Marks in the Territory. Licensee hereby agrees that it will execute at Licensor's request such additional license agreements and other documents as may be necessary to carry out the purposes of this Agreement and to comply with the laws and regulations pertaining to technology or know-how transfer, licensing, and recordation in the Territory. Finally, Licensor shall consult with Licensee, as requested by Licensee, from time to time concerning Licensor's use of the AOL Marks in the Territory on goods or services unassociated with Licensee's Interactive Services and related merchandise; provided, however, that Licensee acknowledges and agrees that such consultation rights shall not grant to Licensee any right to limit, delay or otherwise hinder Licensor's desired use of the AOL Marks in the Territory on goods or services unassociated with Licensee's Interactive Services and related merchandise, except to the extent Licensor would be in breach of its obligations under Section 5 of this Agreement and Section 2.9 of this Agreement with respect to certain AOL-branded services.

     4.6  Trademark Prosecution.  Licensor has, as of the Effective Date,
          ---------------------
registered the Core AOL Marks set forth on Attachment D in the Countries set
                                           ------------
forth on Attachment D.  Licensee shall inform Licensor of any proposed
         ------------
additional AOL Mark Licensee desires to use in connection with the Licensee Interactive Services. Licensor shall not unreasonably withhold or delay its approval of the use of any such proposed AOL Mark. If Licensor approves such proposed AOL Mark (a "New AOL Mark"), Licensor may in its reasonable discretion seek to obtain a trade or service mark registration for such New AOL Mark in applicable jurisdiction(s) within the Territory. Licensee shall reimburse Licensor for all costs, fees, and expenses incurred in seeking to obtain New AOL Mark registrations in the Territory. Licensor shall take steps, in its reasonable discretion, to protect the AOL Marks within the Territory, including filing trademark applications. With respect to a Licensee Mark, Licensee may, in its reasonable discretion, seek to obtain at its own expense trade or service mark registration for such mark, as the case may be, within the relevant country(s) of the Territory.

     4.7  Domain Names.  Subject to this Section 4, Licensee shall have the
          ------------
right and license to use, on a royalty-free basis, to the extent available under applicable law and national domain registries, applicable AOL Marks as universal resource locators, domain names, sub-domain names, newsgroup names and other similar or related identifiers for Internet uses ("AOL Domain Names"). AOL Domain names within the Territory registered by AOL as of the Effective Date are identified in Attachment E and Licensee hereby acknowledges that AOL has not
              ------------
otherwise registered any other domain names in the Territory. Licensee shall pay any filing, maintenance, administrative or other fees associated with establishing and preserving the AOL Domain Names in the Territory. Licensee shall inform Licensor of proposed new AOL Domain Names Licensee desires to use in connection with the Licensee Interactive Services. Licensor shall not unreasonably withhold or delay its approval of the proposed use of any such proposed AOL Domain Names. If Licensor approves such proposed AOL Domain Name (a "New AOL Domain Name"), Licensor shall seek to obtain a domain name registration, subject to availability thereof under the applicable domain name registry. Licensee shall reimburse Licensor for all costs, fees, and expenses incurred in seeking to obtain New AOL Domain Name registrations and any applicable fees or other expenses required to maintain such additional domain names. Licensor shall thereafter take steps, in its reasonable discretion, to protect registered AOL Domain Names in the Territory. Licensee shall, at its own expense, take such steps as Licensor and its Affiliates may reasonably request to assist Licensor in protecting Licensor's, AOL's and Licensee's rights in AOL Domain Names. Licensee acknowledges and agrees that (i) the AOL Domain Names and New AOL Domain Names are and shall remain the sole property of Licensor; (ii) nothing in this Agreement shall convey to Licensee any right of ownership in the AOL Domain Names; and (iii) all use of AOL Domain Names and New AOL Domain Names by Licensee shall inure to the benefit of Licensor.

     4.8  Notification of Unauthorized Use.  Each party agrees to notify the
          --------------------------------
other party of any unauthorized use of the AOL Marks, Licensed Licensee Marks, AOL Domain Names, or New AOL Domain Names by third parties promptly as such use shall come to such notifying party's attention. Licensor shall initially have the sole right and discretion to bring proceedings alleging infringement of AOL Marks, AOL Domain Names, or New AOL Domain Names or unfair competition against such third parties ("Offensive Proceedings") and to defend proceedings brought or threatened against Licensor or Licensee based on use of AOL Marks, AOL Domain Names, or New AOL Domain Names. Licensee shall take such steps as Licensor and its Affiliates may reasonably request, at Licensee's expense, to assist Licensor in protecting Licensor's, AOL's and Licensee's rights in the AOL Marks, AOL Domain Names, or New AOL Domain Names. In the event that Licensor notifies Licensee in writing that Licensor elects not to prosecute an Offensive Proceeding, Licensee may request in writing that Licensor bring such proceeding, and upon such request, Licensor shall bring such proceeding, with all reasonable expenses incurred in connection therewith to be borne by Licensee.

5.   EXCLUSIVITY

     5.1  Limitations.
          -----------

          (a) Products and Content.  Except as otherwise expressly provided in
              --------------------
Section 5.3, neither AOL nor Licensor shall, either directly or through any Affiliate, use itself, or grant or license to any third party the right to use, the Licensed Products, Third Party Products, Documentation or AOL Services Content for the provision of PC Access Services or AOL-branded TV Access Services or Wireless Access Services within the Territory.

          (b) AOL Marks.  Except as otherwise provided in Section 5.3, neither
              ---------
AOL nor Licensor shall, either directly or through any Affiliate, use itself, or grant to any third party the right to use the AOL Marks, for purposes of Launching or operating in the Territory: (a) PC Access Services and Internet Portal Services or AOL-branded TV Access Services or Wireless Access Services
(b) AOL-branded Interactive Services other than PC Access Services, Internet Portal Services, TV Access Services and Wireless Access Services except to the extent provided in Section 2.9 of this Agreement, or (c) any other Interactive Services developed or acquired by the Licensee as determined by the Board of Directors

     5.2  Term.  The provisions of Section 5.1 above shall remain in effect as
          ----
to any particular Access Service until any of the following occur:

          (a) with respect to Section 5.1(a) (as it relates to PC Access Services only) and non-AOL branded PC Access Services only, the non-competition covenant of Section 4.1(a)(i) of the Stockholders' Agreement terminates pursuant to its terms;

          (b) with respect to Section 5.1(a) (as it relates to TV Access Services and Wireless Access Services only), the non-competition covenant of Section of the Stockholders' Agreement terminates pursuant to its terms; or

          (c) with respect to all Access Services, this Agreement terminates pursuant to Section 8.

     5.3  Exceptions.  Notwithstanding any provision of Section 4 and this
          ----------
Section 5, AOL and its Affiliates (or its designee) shall have the right to use AOL Marks in the Territory to the extent provided in and subject to Section 2.9(a) of this Agreement. There will be no exceptions from the exclusivity provisions for "component" or worldwide deals, as to which AOL and the Company shall reach mutually agreeable terms in a timely manner in order to enable AOL "component" and worldwide deals with third parties

     5.4  Global Licenses.  Licensor and Licensee shall reach agreement on
          ---------------
mutually agreeable terms and conditions in a timely manner to enable AOL and its Affiliates to enter into agreements with third parties pursuant to which such third parties are granted worldwide license rights in the Licensed Products (or any component(s) thereof) in respect of any Access Service (including the portions or components of the Licensed Products that enable the provision of such Access Service) and/or in the AOL Marks with respect to such Access Service, including, without limitation, the method of allocation of the royalties or other fees accruing from such agreements in respect of the use of the Licensed Products and/or AOL Marks within and outside of the Territory.

6.   REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; LIABILITY.

     6.1  Licensor.  Licensor represents and warrants to Licensee as follows:
          --------

          (a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Licensor and this Agreement is a valid and binding obligation of Licensor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and principles of public policy.

          (b) The execution, delivery and performance by Licensor of this Agreement will not violate or conflict with the operating agreement or other governing documents of Licensor, any applicable U.S. law or regulation, or any order, writ, judgment or decree of any court or governmental authority to which Licensor is subject, or result in a violation, breach of, or default under any contract, lease, or other agreement binding on Licensor, any of which violations, conflicts, breaches or defaults will have a material adverse effect on Licensor's ability to perform its obligations hereunder, and no consent or authorization of, or filing with or notification to, any governmental entity or other person where the failure to obtain such consent or submit such filing or notification would have a material adverse effect on Licensor's ability to perform its obligations hereunder is required for the performance by Licensor under such agreements.

          (c) At the Effective Date and thereafter during the Term, Licensor owns or controls and shall own or control the rights in and to the Licensed Products, Documentation, Third Party Products, AOL Services Content, AOL Marks and AOL Domain Names necessary to effectuate the grants of rights with respect to PC Access Services from Licensor to Licensee as contemplated herein.

          (d) At the Effective Date and thereafter during the Term, with respect to PC Access Services only, the Licensed Products and Documentation do and shall not infringe on any U.S. copyrights. At the Effective Date, with respect to the Core AOL Marks, (A) Licensor has registered such Core AOL Marks in the countries in the Territory identified in Section 2 of Attachment D, (B) Licensor has
                                            ------------
sought a trade or service mark registration for such Core AOL Marks in the countries in the Territory identified in Section 2 of Attachment D, but does not
                                                      ------------
represent or warrant that such marks qualify for registration under applicable law, and (C) to the actual knowledge of the AOL Senior Executive Officers, without any investigation whatsoever, except for those Marks identified, and for the reasons described, in Section 3 of Attachment D, such Core AOL Marks do not
                                       ------------
infringe the rights of any third party in the Territory and there are no claims by AOL that such Core AOL Marks are being infringed in the Territory by a third party. Notwithstanding anything to the contrary herein, all representations and warranties by

Licensor with respect to intellectual and industrial property rights are set forth in Sections 6.1 (c) and (d). For the avoidance of doubt, Licensor does not make representations and warranties with respect to AOL Domain Names, except as provided in subsection (a) above.

     6.2  Licensee.  Licensee represents and warrants to Licensor as follows:
          --------

          (a) Any modification, alteration or combination thereof by Licensee of the Licensed Products, Documentation, or Third Party Product, or any work or product created by Licensor pursuant to the specification or specific order of Licensee does not infringe the copyright rights owned by a third party under the laws of the countries within the Territory or the U.S.

          (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Licensee and this Agreement is a valid and binding obligation of Licensee, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and principles of public policy.

          (c) The execution, delivery and performance by Licensee of this Agreement will not violate or conflict with the operating agreement or other governing documents of Licensee, any applicable U.S. law or regulation, or any order, writ, judgment or decree of any court or governmental authority to which Licensee is subject, or result in a violation, breach of, or default under any contract, lease, or other agreement binding on Licensee, any of which violations, conflicts, breaches or defaults will have a material adverse effect on Licensee's ability to perform its obligations hereunder, and no consent or authorization of, or filing with or notification to, any governmental entity or other person where the failure to obtain such consent or submit such filing or notification would have a material adverse effect on Licensee's ability to perform its obligations hereunder is required for the performance by Licensee under such agreements.

     6.3  [Intentionally Omitted].

     6.4  Indemnity.
          ---------

          (a) Licensor shall, at its expense, defend any action, suit or proceeding brought (other than by any shareholder of Licensee or any Affiliate thereof) against Licensee or any Affiliate thereof, to the extent it results from breach of a covenant or a representation or warranty by Licensor under
Section 6.1 above and Licensor shall indemnify and hold Licensee and any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Licensee to any third party (other than any shareholder of Licensee or any Affiliate thereof) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Licensor shall not settle any claim without Licensee's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (b) Licensee shall, at its expense, defend any action, suit or proceeding brought by any party against Licensor or any Affiliate thereof, to the extent it results from breach of a covenant or a representation or warranty by Licensee under Section 6.2 above and Licensee shall indemnify and hold Licensor or any Affiliate thereof harmless from and against all damages, costs, expenses (including, but not limited to, attorneys' fees), obligations or liabilities payable by Licensor to any third party (other than any Affiliate of Licensor) directly relating to or resulting from any such action, suit or proceeding, provided, however, that Licensee shall not settle any claim without Licensor's prior written approval, not to be unreasonably withheld, delayed or conditioned.

          (c)  (i)   If, and to the extent that, the Company, Licensee, any
     Operating Entity, any stockholder of the Company, any equity holder of Licensee or any Operating Entity, or any other Person brings any Action against AOL or Licensor (or any of their officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) seeking any Damages or injunctive or other equitable relief based on, arising out of or relating to any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by the provisions of Article THIRD of the Certificate of Incorporation, Licensee shall indemnify and hold such Persons harmless from and against all Damages arising out of or in connection with any such Action. The right to indemnification conferred herein shall include the right to be paid by Licensee an Advancement of Expenses. Neither AOL, Licensor nor any other Person entitled to indemnification under this Section 6.4(c) shall be required, as a condition to any such Advancement of Expenses, be required to deliver to Licensee any Undertaking. The rights to indemnification and to the Advancement of Expenses conferred herein shall inure to the benefit of the indemnitee's successors, assigns, heirs, executors and administrators.

               (ii) If a claim for indemnification under this Section 6.4(c) is not paid in full by Licensee within sixty (60) days after a written claim has been received by Licensee, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against Licensee to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by Licensee to recover an Advancement of Expenses, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by Licensee to recover an Advancement of Expenses pursuant, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Section 6.4(c) or otherwise, shall be on Licensee.

               (iii) The rights to indemnification and to the Advancement of Expenses conferred in this Section 6.4(c) shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, the Certificate of Incorporation, the Company's By-laws, or any agreement, vote of stockholders or other equity holders, disinterested directors or otherwise.

     6.5  Alternatives.  If a Licensed Product, Documentation or component
          ------------
thereof becomes or, in Licensor's opinion, is likely to become the subject of an injunction preventing its use as contemplated herein, Licensor shall, at its expense and reasonable discretion, use commercially reasonable efforts to procure for Licensee the right to continue using the Licensed Product or Documentation, as the case may be; replace or modify the Licensed Product or Documentation, as the case may be, so that it becomes non-infringing; or delete, if technically feasible, as the case may be, the relevant Object Code or text from the Licensed Product or Documentation, respectively, so that it becomes non-infringing; provided that any such replacement or modified Licensed Product or Documentation shall provide functionality and performance that is substantially similar to the applicable Licensed Product or Documentation.

     6.6  Indemnification Procedures.  The indemnified party shall (a) give the
          --------------------------
indemnifying party prompt written notice of such action, or proceeding (and in no event more than seven (7) Business Days following the indemnified party's receipt of notice of such suit, action or proceeding), (b) at the indemnifying party's request and expense, permit the indemnifying party, through its counsel, to defend such claim or suit, and (c) give the indemnifying party reasonable information, assistance and authority to do so. To the extent the indemnified party fails to provide notice as required above and to the extent such failure hinders the indemnifying party's ability to perform its indemnification obligations set forth in Section 6.3, then such indemnification obligations shall be waived to an extent commensurate with the hindrance caused by such delay in notification or failure to notify. The indemnifying party shall have exclusive control of the defense if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof (provided that, as a condition to any such settlement or compromise, the indemnified party shall not incur any liability or obligation). The indemnified party may be represented by counsel at its own expense in any action being defended by the indemnifying party. Notwithstanding anything to the contrary contained in the foregoing, in the event Licensor is the indemnified party with respect to any intellectual property claim, Licensor shall have the right to exclusive control of the defense, at Licensee's reasonable cost and expense, if it elects to defend any such suit, including appeals, negotiations and the right to effect a settlement or compromise thereof; provided, however that Licensee shall have the right to participate in settlement negotiations, if any, and shall have the right to approve such settlement, which shall not be unreasonably withheld, delayed or conditioned. Licensee shall reimburse Licensor for all of Licensor's reasonable costs and expenses in connection with such defense and for any damages or other liability in connection therewith, including any settlement obligations.

     6.7  Sole Remedy.  The foregoing provisions of this Section 6 set forth the
          -----------
exclusive rights and remedies of Licensee with respect to any infringement by any Licensed Product or Documentation.

     6.8  DISCLAIMER OF OTHER WARRANTIES.  EXCEPT AS EXPRESSLY PROVIDED IN THIS
          ------------------------------
SECTION 6, LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE LICENSED PRODUCTS, DOCUMENTATION, THIRD PARTY PRODUCTS, AOL SERVICES CONTENT, AOL MARKS, AOL DOMAIN

NAMES OR OTHERWISE. LICENSOR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     6.9  LIMITATION OF LIABILITY.  EXCEPT AS PROVIDED IN SECTION 6.4, IN NO
          -----------------------
EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, LOST PROFITS, LOST SAVINGS OR ANY OTHER CONSEQUENTIAL OR SIMILAR DAMAGES, REGARDLESS OF THE FORM OF ACTION, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, RESULTING FROM BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

7.   CONFIDENTIALITY.

     7.1  Restriction on Use.  Each Party shall treat as confidential all
          ------------------
Confidential Information of the other party and shall use such Confidential Information only to the extent necessary to allow Licensee to provide Licensee Interactive Services and develop Content as contemplated under this Agreement. Neither party shall disclose any such Confidential Information to any third party except as may be reasonably required in connection with the use of Licensed Products or Documentation pursuant to this Agreement, and in all cases subject to the recipient entering into a written confidentiality agreement imposing obligations upon such third party that are at least as protective of such information as those set forth in this Agreement. Without limiting the foregoing, each party agrees to use at least the same degree of care with respect to the Confidential Information of the other which it uses to protect its own similarly valuable Confidential Information from unauthorized disclosure or use, but no less than a reasonable standard of care.

     7.2  Termination of Obligations.  The parties' obligations under this
          --------------------------
Section 7 shall survive any termination of this Agreement; provided, however, such obligations shall terminate five (5) years after such termination with respect to Confidential Information regarding solely financial or marketing matters and (b) ten (10) years after such termination with respect to all other Confidential Information (except for Source Code for which such obligations shall continue so long as such Source Code is protected by the laws applicable to trade secrets or similar legal principles).

8.   TERM AND TERMINATION.

     8.1  Term.  The term of this Agreement shall begin on the Effective Date
          ----
and, except as set forth herein, terminate only as provided in Section 8.2.

     8.2  Termination by Licensor.  Licensor may terminate this Agreement
          -----------------------
effective upon notice to Licensee if (1)(A)(i) Licensee materially breaches Licensee's obligations pursuant to Sections 2.1, 2.3, 2.6, 4, 9.2 or 9.3 or Licensee's obligations to make payments to Licensor under this Agreement, (ii) a Senior Executive Officer of Licensee intentionally breaches, or knowingly permits an intentional breach of, Licensee's obligations pursuant to Section 7 or, with respect only to the initial press release regarding this Agreement, Section 9.13, and such breach results in substantial adverse consequences to Licensor, and (B) Licensee fails to cure such breach within ninety (90) calendar days after receipt by Licensee of written notice of such breach or (2) Licensee breaches in any material respect any of its obligations set forth in Section 6.4(c).

     8.3  Effect of Termination.  Notwithstanding the foregoing provisions of
          ---------------------
this Section 8, Sections 1 (and any other defined term herein), 2.5, 2.6, 3.5, 3.6, 4.3, 6.4, 6.6, 6.7, 6.8, 6.9, 7, this Section 8.3 and Sections 8.4 and 9 shall survive any termination of this Agreement. Immediately following any such termination, Licensee shall (a) return to Licensor or destroy all copies of the Licensed Products, Documentation, and all components thereof, together with all other proprietary information of Licensor in Licensee's possession or control, including any Confidential Information, and (b) make no further use of the Licensed Products, Documentation, components thereof, or any such proprietary information. In the event Licensee elects to destroy all copies of the items set forth in clause (a) above, a duly authorized officer of Licensee shall, upon completion by Licensee of such destruction, certify in writing to Licensor that Licensee has in fact performed such destruction. In no event shall either party be entitled to exercise any right of offset or similar remedy against any amounts payable to the other party under this Agreement, whether in connection with any termination of this Agreement or otherwise

     8.4  Equitable Relief and Damages.  The parties acknowledge and agree that,
          ----------------------------
in the event of a threatened or actual breach of Section 7 or 9.13 or an actual breach of any other provision of this Agreement and failure to cure any such breach within thirty (30) calendar days following notice thereof from the other party, damages alone will be an inadequate remedy, that such breach will cause the other party great, immediate and irreparable injury and damage, and that, accordingly, each party shall be entitled to injunctive and other equitable relief, including mandatory injunctive relief and specific performance, in addition to, and not in lieu of, any remedies it may have at law or under this Agreement. The parties further acknowledge and agree that each party shall be entitled to all damages as a remedy for any such breach (except a threatened breach of Section 7 or 9.13), to the extent provided under Section 6.9 above.

9.   GENERAL PROVISIONS.

     9.1  Relationship of Parties.  The parties are and shall be independent
          -----------------------
contractors. Neither party, its employees, consultants, third party contractors or agents shall be deemed under this Agreement to be the agents, employees, partners or joint venturers of the other, nor does either party have any authority to enter into any obligation on behalf of the other. Neither party shall make any express or implied representations to any third party to the contrary.

     9.2  No Use of Name or Trademarks.  Subject to Section 9.13 below and, in
          ----------------------------
the absence of the other party's prior written consent or a separate agreement between the parties hereto to the contrary, neither party shall be entitled to use the name of the other in promotional, advertising and other similar materials, it being understood that this shall not restrict either party from referring to the relationship between the parties to the extent required by law in connection with financial disclosure or similar requirements. Except as set forth in Section 4 above, neither Party will, without the other's prior written approval of such proposed use, use the other's trademarks, service marks, trade names, logos or other commercial or product designations, for any purpose (including, but not limited to, use in connection with any products, promotions or advertisements).

     9.3  Assignment.  The rights and obligations of the parties hereto will
          ----------
bind and inure to the benefit of their respective permitted successors; provided that neither party may assign its rights or obligations, either in whole or in part, without the prior written consent of the other, except to Permitted Sublicensees as provided in Section 2.8 and to Wholly-Owned Affiliates of a party, but only for so long as such entities remain Wholly-Owned Affiliates of the assignor party. For avoidance of doubt, no assignment shall relieve any party of any of its obligations under this Agreement or AOL of any of its obligations under the AOL Guarantee. Any attempted assignment in violation of the provisions of this Section 9.3 shall be void.

     9.4  Governing Law.
          -------------

          This Agreement shall be construed and enforced in accordance with the laws of the State of New York, USA, but without giving effect to its laws or rules relating to conflicts of laws, the Uniform Commercial Code, or the United Nations Convention on Contracts for the International Sale of Goods. To permit the enforcement of judgments entered under this Section 9.4 and the application of judicial injunctive relief as permitted hereunder, each party consents to the jurisdiction of the courts in the place where such judgment enforcement or injunctive relief is sought. Each party waives any objection it otherwise may have to the personal jurisdiction and venue of such courts.

     9.5  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to give effect to the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In such event, the parties agree to negotiate in good faith alternate provisions to substitute for any such provisions in order to give effect, to the maximum extent permissible, the intent of any such provision.

     9.6  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing in English and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary):
(i) if delivered by hand or courier service which provides evidence of delivery to the party to whom said notice or other communication shall have been directed, upon such receipt, (ii) if mailed by registered or U.S. certified mail with postage prepaid, return receipt requested, on the seventh Business Day after mailing, (iii) if transmitted by telefax, on the date of transmission, or
(iv) if delivered by electronic mails on the delivery date, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein. All notices shall be addressed as set forth below or to any other address such party shall notify to the other party in accordance with this Section 9.6:

     If to Licensor, to:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166-9323
          Attention: President, International

          and an additional copy at the same address to the attention of the AOL General Counsel with a fax number of (703) 265-2208.

     If to Licensee, to:

          America Online Latin America, Inc.
          6600 N. Andrews Avenue
          Suite 500
          Fort Lauderdale, FL 33309
          Attn: Chief Executive Officer
          Fax: (954) 772-7089

          with a copy to:

          America Online, Inc.
          22000 AOL Way
          Dulles, VA 20166-9323
          Attention: President, International
          Fax: (703) 265-2502

          and

          Finser Corporation
          550 Biltmore Way
          Suite 900
          Coral Gables, FL 33134
          Attention: Legal Department
          Fax:  (305) 447-1389

     9.7  No Waiver.  Failure by either party to enforce any provision of this
          ---------
Agreement will not be deemed a waiver of future enforcement of that or any other provision.

     9.8  No Rights in Third Parties.  This Agreement is made for the benefit of
          --------------------------
Licensor and Licensee and not for the benefit of any third parties other than the Permitted Sublicensees.

     9.9  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

     9.10  Headings and References.  The headings and captions used in this
           -----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     9.11  Construction.  This Agreement has been negotiated by the parties and
           ------------
their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

     9.12  Audit Rights.  In the event that any of the rights granted hereunder
           ------------
shall be royalty bearing as contemplated in and subject to Section 2, other than as set forth in Section 2.5(b), or there are any incremental costs or fees claimed by Licensor with respect to Third Party Products as set forth in Section 2.2, each party hereto and its representatives shall have the right to examine, copy and audit the books and records of the other party relating to this Agreement for purposes of verifying the timely payment of all amounts payable hereunder or the basis for any costs or fees claimed, as the case may be, upon not less than thirty (30) Business Days' prior written notice, and in any event no more frequently than quarterly. In the event that any such review shall determine (a) a deficiency in an amount of such royalties exceeding five percent (5%) of the amount paid or (b) claims of costs or fees exceeding by five percent (5%) the actual amount owed, as the case may be, the other party shall pay the out-of-pocket expenses incurred in connection with such review, including all professional fees, and shall pay all delinquent and undisputed amounts or refund all overcharged amounts, as the case may be, within fifteen (15) Business Days of receipt of written notice thereof.

     9.13  Publicity.  Except as may be required by law or in response to an
           ---------
order of a court or governmental agency (provided, however, the discloser shall provide prompt written notice thereof to the other party), the execution and content of this Agreement and the transactions contemplated herein shall be kept in confidence by the parties, and neither party shall make any public announcement or issue any press release relating thereto without the prior written approval of the other party and, in the case of Licensee, subject to the delivery of a complete and accurate English translation thereof to Licensor at least three (3) Business Days prior to any such public announcement or issuance.

     9.14  Taxes.  Licensee shall be responsible for the collection of any and
           -----
all value added, consumption, sales, use or similar taxes and fees payable with respect to the licensing, distribution or use of the Licensed Products or Documentation by Licensee in the Territory and shall pay such collected taxes to the relevant tax authorities. Licensee shall be entitled to collect from the relevant payee or payor any such taxes owed. The following two examples illustrate, without limitation, the foregoing terms. Subscribers of the Licensee Interactive Service shall bear the cost of any relevant taxes; Licensee shall collect and pay such taxes to the relevant tax authorities. Except as provided in Section 2.4, Licensor shall bear the cost of any applicable income or withholding taxes for any license fees to be paid to it by Licensee; Licensee shall collect and pay such withholding taxes to the relevant tax authorities.

     9.15  Further Assurances.  Each party shall perform all other acts and
           ------------------
execute and deliver all other documents as may be necessary to secure all necessary authorizations and approvals of this Agreement by all applicable local and U.S. governmental bodies. In addition, if and when the Company and Licensee shall obtain the right to offer such TV Access Services and Wireless Access Services in the Territory, AOL and Licensor shall negotiate with Licensee and the Company regarding such modifications to this agreement, including the attachments hereto, as reasonably may be necessary or required to enable Licensee to provide such TV Access Services and Wireless Access Services in the Territory in a manner substantially similar to the basis on which it is providing such services in the United States.

     9.16  Export Controls.  Each party shall comply with all applicable United
           ---------------
States laws, regulations and executive orders relating to the exportation of the Licensed Products or Documentation and with applicable local and all other national laws and regulations relating to such Products, including those relating to their exportation and importation. Each party shall cooperate with the other party as reasonably requested to permit each party to comply with the laws and administrative regulations of the United States and the Licensee Territory controlling the export of commodities and technical data.

     9.17  Complete Agreement.  This Agreement, including all Attachments hereto
           ------------------
which are incorporated herein by reference and the Related Agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

     9.18  AOL Notification.  Licensor agrees to notify Licensee promptly upon
           ----------------
the initial Launch by AOL of any TV Access Services or Wireless Access Services anywhere in the world.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

AMERICA ONLINE, INC.                AMERICA ONLINE LATIN AMERICA, INC.



By: /s/ J. Michael Kelly             By: /s/ Charles M. Herington
    -----------------------------        ------------------------------

Name:                                Name:   Charles M. Herington
      ---------------------------         -----------------------------

Title:                               Title:  President and CEO
       --------------------------          ----------------------------

                              LIST OF ATTACHMENTS



     Attachment A   Definitions

     Attachment B   Documentation

     Attachment C   AOL Standard Forms

     Attachment D   AOL Marks

     Attachment E   AOL Domain Names

     Attachment F   Territory

                                 ATTACHMENT A

                                  Definitions

As used in this Agreement, the following terms, whether in the singular or the plural, have the following meanings:

     1.   "AAA" shall have the meaning set forth in Section 9.4(b)(i).

     2. "Access Service" shall mean, collectively, PC Access Services, TV Access Services, Wireless Access Services.

     3. "Action" shall have the meaning set forth in the Certificate of Incorporation.

     4. "Advancement of Expenses" shall have the meaning set forth in the Certificate of Incorporation.

     5. "Affiliate" shall mean, for purposes of this Agreement, as to any Person, any other Person that, directly or indirectly, controls, is under common control with, or is controlled by, that Person, provided no Operating Entity shall be considered an Affiliate of Licensor or AOL. For avoidance of doubt, any Person that is controlled by the Cisneros Family shall be deemed an Affiliate of ODC. For purposes of this definition "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     6. "Agreement" shall have the meaning specified in the preamble of this Agreement.

     7. "AOL" shall have the meaning specified in the preamble of this Agreement.

     8. "AOL-branded" shall have the meaning set forth in the Certificate of Incorporation.

     9. "AOL Brand Products" shall mean "flanker" AOL-branded product offerings that are part of and integrated into the AOL-US Service (such as AOL NetFind(TM), AOL Netmail(TM), AOL.COM and AOL Instant Message(TM)).

     10.  "AOL Domain Names" shall have the meaning given in Section 4.7.

     11. "AOL Guarantee" shall have the meaning set forth in the recitals hereto.

     12. "AOL Marks" shall mean the Core AOL Marks, the Mixed AOL Marks and New AOL Marks, collectively.

     13. "AOL OLS Agreement" shall have the meaning specified in the recitals to this Agreement.

     14. "AOL Proprietary Object Code" shall mean all Object Code in which AOL and/or its Wholly-Owned Affiliates own on or after the Effective Date, all rights, title, and interest (including all copyright, patent, trade secret and other intellectual property rights).

     15. "AOL Service(s)" shall mean the Interactive Services that are PC Access Services that AOL provides worldwide, including the AOL-US Service and any other international AOL Services, under the brand name America Online(TM) and/or AOL(TM) existing as of the Effective Date or in the future and modified from time to time. From and after the date that Licensee obtains the right to provide any TV Access Services and/or Wireless Access Services to Subscribers, AOL Services shall be deemed to include the TV Access Services and Wireless Access Services that AOL provides worldwide under the brand name America Online(TM) and/or AOL(TM) as the same may be modified by AOL from time to time.

     16. "AOL Services Content" shall mean the Content available on the AOL Services, that is displayed to an individual end-user by the Client Product and Server Product, and provided by AOL, a JV Affiliate or a Content provider to AOL, a JV Affiliate or their respective Affiliates, but excluding Object Code, Restricted Content, Content on the Internet (including Internet Content represented by pointers or similar icons or visual displays on the applicable AOL Service), and Content in respect of which neither AOL nor any JV Affiliate has any contractual rights or obligations.

     17. "AOL-US Service" shall mean the principal AOL Services provided by AOL to United States residents on the date hereof, as such service shall be modified from time to time.

     18. "AOL Standard Forms" shall mean the standard forms, policies and contracts that AOL uses in conducting the AOL-US Service, which Licensee shall translate and modify in accordance with Section 3.3. AOL Standard Forms include the terms of service agreement(s) with Subscribers, content agreements with Content providers, and other forms, policies and contracts used by AOL in conducting the AOL-US Service.

     19. "Audiovisual Presentation" shall mean any pictorial, graphic, video and/or audiovisual works, including any icons, screens, music and characters, utilized in, or created as a result of, execution of any Licensed Products.

     20. "Board of Directors" shall mean the Board of Directors of the Company, as the same may be constituted from time-to-time.

     21. "Business" shall mean Interactive Services that Licensee elects to pursue, including Interactive Services substantially similar to the AOL-US Service (but adapted to the local markets), in accordance with the provisions of the Certificate of Incorporation.

     22. "Business Day" shall have the meaning set forth in the Stockholders' Agreement.

      23. "Certificate of Incorporation" shall have the meaning set forth in the preamble.

     24. "CIS License" shall have the meaning set forth in the Stockholders' Agreement.

     25. "CIS OLS Agreement" shall have the meaning set forth in the Stockholders' Agreement.

     26. "Cisneros Family" shall mean Ricardo Cisneros, Gustavo Cisneros and/or their lineal descendants, individually or collectively and/or any trusts for the exclusive benefit of any one or more of such persons.

     27. "Client Product" shall mean each component of the Licensed Products that executes on one or more operating systems being used by an individual end-user. Examples of the functions provided by the Client Product include Audiovisual Presentations to the end-user and the exchange of information with the Server Product.

     28. "Communication Services" includes chat, e-mail, message boards, online transactions and other forms of online interaction.

     29. "Compuserve-branded" shall have the meaning set forth in Stockholders' Agreement.

     30. "Confidential Information" shall mean (a) any Confidential Information as defined in the Related Agreements and (b) any information that a party indicates to the other party is, or that the other party reasonably should know is confidential, non-public business, financial or technical information, know how, trade secrets or other confidential or proprietary information (i) disclosed by one party or its Affiliates to the other pursuant to this Agreement in oral, visual, written, graphic, machine readable or other form or (ii) discovered by one party or its Affiliates only through decompilation, reverse engineering or a similar process with respect to the other party's or its Affiliates' software. Confidential Information shall include any such confidential, non-public information (x) relating to the business of a party and obtained as a result of the preparation and negotiation of this Agreement or the performance by the parties of their obligations hereunder, (y) relating to the business of a party, in each case including, but not limited to, documents and/or information regarding customers, costs, profits, markets, sales, products, product development, key personnel, pricing policies, operational methods, technology, know-how, technical processes, formulae, or plans for future development, or (z) Documentation. Notwithstanding the foregoing, Confidential Information shall not include information which:

          (A) was in the public domain at the time it was disclosed or enters the public domain without violation of this Agreement by the receiver;

          (B) was known to the receiver, without restriction, at the time of the disclosure;

          (C) is disclosed with the prior written approval of the discloser;

          (D) was independently developed by the receiver without any use of the Confidential Information, including by employees or other agents of the receiver who have not been exposed to the Confidential Information;

          (E) becomes known to the receiver, without restriction, from a third party without breach of this Agreement by the receiver and otherwise not in violation of the discloser's rights;

          (F) is disclosed to third parties by the discloser intentionally, without restrictions similar to those contained in this Agreement; or

          (G) is disclosed in accordance with the order or requirement of a court, administrative agency, or other governmental body, provided the receiver gives prompt written notice to the discloser and a reasonable opportunity to seek a protective order or otherwise to prevent or limit the disclosure.

     31. "Content" shall mean either (i) text or (ii) multimedia information which contains one or any combination of any of the following in digital form or such other forms as may become available in the future: text, graphics, video, sound, still images, or the like.

     32. "Core AOL Marks" shall mean the trademarks and service marks using the brands America OnlineO and/or AOLO that are set forth in Section 1 of Attachment
                                                                      ----------
D, as amended by Licensor from time to time to reflect Licensor's then-current
-
marketing and branding policies and any other marks Licensor makes generally available for use by all JV Affiliates; provided, however, that any such mark set forth in Section 1 of Attachment D shall not be deleted from such list
                          ------------
unless AOL discontinues use of such mark on a worldwide basis with respect to the AOL Services in accordance with AOL's Uniform Policies.

     33. "Core AOL Technology" shall mean the portion of the Licensed Products that embodies: (a) the AOL Rainman/FDO portion of the AOL-US Service and (b) the core functionality that is currently and in the future during the Term available on all AOL Services (e.g., chat rooms, e-mail, message boards, and Internet access), as such functionality may be modified from time to time on the AOL Services.

     34.  "Costs" shall have the meaning set forth in Section 9.4(b)(iv).

     35. "Damages" shall have the meaning set forth in the Certificate of Incorporation.

     36.  "Directly Competitive Service" shall have the meaning set forth in
Section 2.9(a).

     37. "Documentation" (including its correlative "Document") shall mean, at any given time, the most current version of all available manuals and other written materials, including style guides, owned at any point in time on or after the Effective Date by AOL or any of its Wholly-Owned Affiliates that relate to the Licensed Products including all materials useful for understanding and operating Object Code and machine-readable text or graphic files, and which are subject to display or printout.

     38. "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

     39. "Error Correction" shall have the meaning set forth in the AOL OLS Agreement.

     40. "Interactive Services" shall mean the provision of Content or Communication Services which may be provided through the use of any protocols, standards, or platforms (including Internet or Internet derivative protocols, standards, and platforms, including, without limitation, CDMA and other wireless access protocols) for remote access by narrowband or broadband infrastructure, including POTS, ISDN, satellite, cable, fiber optics, and hybrid CD-ROM.

     41. "Interconnect" or "Interconnection" shall have the meaning given in the AOL OLS Agreement.

     42. "Internet Portal Services" shall have the meaning set forth in the Certificate of Incorporation.

     43. "JV Affiliate(s)" shall mean any joint venture outside of the United States in which AOL directly or indirectly owns an equity interest and whose services are Interconnected with the AOL-US Services.

     44. "JV Affiliate Requested Developments" shall mean all developments by AOL or any Affiliate on behalf of or for the benefit of any JV Affiliate.

     45. "Launch" shall mean the first commercial availability of an Interactive Service to potential Subscribers in the Territory or a country in the Territory, as applicable.

     46. "Launch Software" shall have the meaning set forth in the AOL OLS Agreement

     47. "Licensed Products" shall mean all (I) AOL Proprietary Object Code (a) deemed to be appropriate in AOL's reasonable business judgment for use in Launching, operating, providing, managing and administering Licensee Interactive Services (including Object Code for Client Product, Server Product, Core AOL Technology, applications, programming interfaces and Error Corrections); (b) embodied in the development tools to develop, create, and enhance Content for use in connection with Licensee Interactive Services; (c) that (i) is an upgrade, enhancement, or modification of an item set forth in the foregoing subsections (a) and (b), whether patentable or not, and (ii) is appropriate for use in Launching, operating, providing, managing and administering Licensee Interactive Services, or developing, creating, and enhancing Content for use in connection with Licensee Interactive Services, as the case may be; or (d) that
(A) is an upgrade, enhancement, or modification to a Third Party Product created by AOL, (B) is incorporated by AOL or any Affiliate into any AOL Services, and
(C) for which

Licensor or any Affiliate has received all necessary rights to license to Licensee as set forth in this Agreement; (II) AOL Proprietary Object Code comprising the client and server software components of AOL Brand Products; and
(III) any other Object Code deemed to be a Licensed Product under this Agreement. For the avoidance of doubt, Licensed Products include the Launch Software, New AOL Developments, Requested Developments and JV Affiliate Requested Developments. Licensed Products exclude (a) all development tools, regardless of the creator, except those set forth in subsection (I)(b) of the first sentence above, (b) Third Party Products or upgrades, enhancements, or modifications to same, except those set forth in subsection (I)(d) of the first sentence above, (c) any server software or server-based technology for AOL Brand Products, and (d) any and all products relating to the CIS Services (as defined in the CIS License), unless such products also relate to, and are used in connection with, the AOL Services, are covered under a separate license agreement pursuant to the CIS License.

     48. "Licensee Interactive Services" shall mean the PC Access Services, Internet Portal Services and, from and after the date on which Licensee obtains the rights to offer TV Access Services and Wireless Access Services, TV Access Services and Wireless Access Services conducted by Licensee in the Territory from time to time. The Licensee Interactive Services comprising PC Access Service shall initially be a PC Access Service that is substantially similar to the AOL-US Service as adapted and localized to the applicable local market, as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation, including by adding other Interactive Services. The Licensee Interactive Services comprising TV Access Service in the Territory shall initially be a TV Access Service that is substantially similar to the AOL-branded TV Access Service then being offered by AOL in the United States, as adapted and localized to the applicable local market, as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation, including by adding other Interactive Services. The Licensee Interactive Services comprising Wireless Access Services in the Territory shall initially be a Wireless Access Service that is substantially similar to the AOL-branded Wireless Access Service then being offered by AOL in the United States, as adapted and localized to the applicable local market, as such service may be expanded or modified by the Board of Directors in accordance with the Certificate of Incorporation, including by adding other Interactive Services.

     49. "Licensee Mark" shall mean any trade or service mark used by Licensee in the Territory in providing Licensee Interactive Services that does not contain one or more elements of a Core AOL Mark.

     50.  "Licensed Licensee Mark" shall have the meaning set forth in Section
4.2.

     51.  "Mixed AOL Mark" shall mean any trade or service mark that contains
(a) one or more elements of a mark that is, or was at any time, a Core AOL Mark and (b) additional symbols, marks, or designs.

     52. "New AOL Developments" shall have the meaning set forth in the AOL OLS Agreement.

     53.  "New AOL Domain Name" shall have the meaning set forth in Section 4.7.

     54.  "New AOL Mark" shall have the meaning set forth in Section 4.6.

     55. "Object Code" shall mean (i) machine-executable programming instructions, substantially or entirely in binary form, which are intended to be directly executable by an operating system after suitable processing and linking but without the intervening steps of compilation or assembly, and (ii) other executable code (e.g. programming instructions written in procedural or interpretive languages).

     56. "ODC" shall mean Riverview Media Corp., a British Virgin Islands corporation.

     57.  "Offensive Proceedings" shall have the meaning set forth in Section
4.8.

     58. "Operating Entity(ies)" shall have the meaning set forth in the recitals to this Agreement.

     59. "Panama Convention" shall have the meaning set forth in Section 9.4(b)(i).

     60. "PC Access Services" shall have the meaning given in the Certificate of Incorporation.

     61. "Peripheral AOL Technology" shall mean any portion of the Licensed Products that are not a Core AOL Technology.

     62. "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, or other legal entity, or a governmental body, or their equivalent under the applicable legal system.

     63. "Rainman/FDO" shall mean (a) the key software necessary for Content providers to present their information to Subscribers of the AOL-US Service (e.g., enabling a content provider to control the structural organization within its area, to translate the Content provider's existing Content into the Rainman format, and to maintain the area and Content over time) and (b) the programming software necessary to control all client displays on the AOL-US Service for the Microsoft Windows and Apple Macintosh platforms, sometimes referred to as Forms Display Operation.

     64. "Related Agreements" shall mean the Certificate of Incorporation, the Stockholders' Agreement, the AOL OLS Agreement, the CIS License, the CIS OLS Agreement, and all of its Exhibits and Attachments to any thereof.

     65. "Requested Developments" shall have the meaning set forth in the AOL OLS Agreement.

     66. "Restricted Content" shall mean Content that, (a) if stored or displayed by, or accessible from, a Licensee Interactive Service or an AOL Service may or would violate (i) any applicable law, rule or regulation, (ii) the rights of the Content provider or other Person, or

(iii) any duty or obligation of Licensor or Licensee to any Person; (b) is determined by AOL, in its sole discretion, but consistent with AOL's Uniform Policies, to be inappropriate for display; or (c) cannot be displayed due to the technical reasons which are not due to Licensor's failure to meet its obligations under this Agreement and the AOL OLS Agreement (e.g., a different operating system is required, as is the case with respect to Japan).

     67.  "Rules" shall have the meaning set forth in Section 9.4(b)(i).

     68. "Senior Executive Officers" shall mean the Chief Executive Officer and Chief Operating Officer of a Person, each Senior Vice President or Executive Vice President of a Person, and the General Counsel of a Person, and any other management personnel of a Person with equivalent titles or decision-making authority. For purposes of this Agreement, Gustavo Cisneros, Ricardo Cisneros and Steven Bandel shall be deemed to be Senior Executive Officers of ODC.

     69. "Server Product" shall mean the components of the Licensed Products executing on the computers acting as a host system for any AOL Services. Functions provided by the Server Product include, exchanging information with the Client Product, storing information, exchanging information with third party services via gateways, and administering such AOL Services.

     70. "Service Notice" shall have the meaning set forth in the AOL OLS Agreement.

     71. "Source Code" shall mean the human-readable form of the Object Code, including comments, logic manuals, flow charts, principles of operation, and procedural language and materials for understanding, implementing, and maintaining the Object Code and source code.

     72. "Special Affiliates" shall have the meaning set forth in the Stockholders' Agreement.

     73. "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of __________, 2000, by and among AOL, ODC and the Company.

     74. "Subscriber" shall mean, as of any date of determination and with respect to any Interactive Service, any Person who has opened an account with or otherwise registered as a user of such Interactive Service.

     75. "Term" shall mean the period of time that this Agreement is in effect, as set forth in Section 8.1.

     76.  "Territory" shall mean the countries listed on Attachment F.
                                                         ------------

     77. "Third Party Products" refers to computer software products licensed from third parties (other than AOL or AOL's Wholly-Owned Affiliates) and utilized by AOL in operating any AOL Services at the Effective Date or thereafter during the Term, including software products readily available in the market place pursuant to a "shrink-wrap" license or similar form license agreement. To avoid any doubt, Third Party Products shall not include Licensed Products.

     78.  "Tribunal" shall have the meaning set forth in Section 9.4(b)(i).

     79. "TV Access Service" shall have the meaning set forth in the Certificate of Incorporation.

     81. "Uniform Policies" shall mean all AOL policies, procedures, methods of doing business and other rules or practices of any sort with respect to any subject matter generally applicable and consistently applied to all JV Affiliates. For the avoidance of doubt, not all Uniform Policies of AOL will be relevant to every JV Affiliate or lead to the same result with respect to each JV Affiliate. An AOL policy to comply with local obscenity laws may, for example, prohibit the distribution of Content on one AOL Service in one country but permit dissemination of the same Content on another AOL Service in another country.

     82. "Undertaking" shall have the meaning set forth in the Certificate of Incorporation.

     83. "Voting Stock" shall have the meaning set forth in the Certificate of Incorporation.

     84. "Wholly-Owned Affiliates" shall mean with respect to any Person any other Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person which is directly or indirectly wholly owned by the Cisneros Family shall be a Wholly-Owned Affiliate of ODC.

     85. "Wireless Access Service" shall have the meaning set forth in the Certificate of Incorporation.

                                 ATTACHMENT B

                                 Documentation

     Licensor shall provide Licensee with the following Documentation and Confidential Information:

     A.  [*]

     B.  [*]

     C.  [*]

     D.  [*]

     E.  [*]

     F.  [*]

     G.  [*]

     H.  [*]

     I.  [*]

     J.  [*]

     K.  [*]

     L.  [*]

     M.  [*]

     N.  [*]

     O.  [*]

     P.  [*]

One (1) printed and computer-readable copy of each manual, in English, shall be shipped to Licensee at Licensor's expense within ten (10) Business Days after the date in which a Service Notice is received by Licensor.

                                 ATTACHMENT C

                              AOL STANDARD FORMS

As of the Effective Date, AOL Standard Forms include the forms identified below:

1.   AOL Terms of Service Agreement

     .  Member Agreement

     .  Community Guidelines

     .  Privacy Policy

2.   AOL Marketplace Policies

3.   AOL Advertising Guidelines

4.   AOL Standard Agreements

     .  Interactive Services Agreement

     .  Content License Agreement

     .  Web Pointing Agreement

     .  Consulting Services Agreement

     .  Standard Marketing Agreement

     .  Standard Advertising Agreement

     .  Shopping Channel Agreement

     .  Standard NDA

                                 ATTACHMENT D

                                   AOL MARKS

1.   Core AOL Marks. The Core AOL Marks licensed pursuant to this Agreement are:
     --------------

     America Online
     America Online & Design
     AOL
     AOL & Design
     AOL GLOBALNET
     AOL.COM
     AOL Instant Messenger
     AOL Netfind
     AOL Buddy List
     AOL Favorite Places

2.   Registration Status in the Territory.  The status of registration of the
     ------------------------------------
Core AOL Marks in certain countries in the Territory is as follows:

--------------------------------------------------------------------------------------------------
Country          Mark                        Classes Filed      File or Registration Date
--------------------------------------------------------------------------------------------------
Argentina        America Online               9, 42              9, 42: 3/11/98 (Pending)
--------------------------------------------------------------------------------------------------
                 America Online &             9, 42              9, 42: 3/11/98 (Pending)
                 Design
--------------------------------------------------------------------------------------------------
                 AOL                          9, 16, 42          9, 16: 3/19/96 (Registered)
                                                                 42: 5/7/96 (Registered)
--------------------------------------------------------------------------------------------------
                 Buddy List                   42                 42: 6/1/98 (Registered)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Bolivia          America Online               9, 16, 38, 42      9, 16, 38, 42: 7/28/95
                                                                 (Published)
--------------------------------------------------------------------------------------------------
                 America Online &             9, 16, 38, 42      9, 16, 38, 42: 7/28/95
                 Design                                          (Published)
--------------------------------------------------------------------------------------------------
                 AOL                          9, 16, 38, 42      9, 16, 38, 42: 7/28/95 (Pending)
--------------------------------------------------------------------------------------------------
                 AOL & Design                 9, 16, 38, 42      9, 16, 38, 42: 11/10/95
                                                                 (Pending)
--------------------------------------------------------------------------------------------------
                 AOL GLOBALNET                9, 38, 42          9, 38, 42: 11/10/95 (Pending)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Brazil           America Online               9.40/55/80         9.40/55/80: 7/29/97 (Registered)
--------------------------------------------------------------------------------------------------
                 America Online &             9.40/55/80         9.40/55/80: 7/29/97 (Registered)
                 Design                       40.15, 40.34       40.15: 7/7/98 (Registered)
                                                                 40.34: 3/29/95 (Published)
--------------------------------------------------------------------------------------------------
                 AOL                          40.15/20/21,       40.15/20/21, 40.34/55/80:
                                              40.34/36/55        9/23/97 (Registered)
--------------------------------------------------------------------------------------------------
                 AOL & Design                 9.4/55, 16.20,     9.4/55, 16.20, 38.10, 40.34:
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Country          Mark                        Classes Filed      File or Registration Date
--------------------------------------------------------------------------------------------------
                                              38.10, 40.34       12/6/95 (Published)
--------------------------------------------------------------------------------------------------
                  AOL GLOBALNET               9.40, 38.10,       9.40: 12/6/95 (Pending)
                                              40.34              38.10: 7/28/98 (Published)
                                                                 40.34: 12/6/95 (Published)
--------------------------------------------------------------------------------------------------
                  Buddy List                  9.40               9.40: 6/4/97 (Published)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Chile             America Online              9, 35, 38, 42      9, 42: 5/22/95 (Pending)
                                                                 35, 38: 7/10/98 (Published)
--------------------------------------------------------------------------------------------------
                  America Online &            9, 42              9, 42: 5/22/95 (Pending)
                  Design
--------------------------------------------------------------------------------------------------
                  AOL                         42                 42: 5/15/96 (Registered)
--------------------------------------------------------------------------------------------------
                  AOL & Design                9, 16, 38, 42      9: 11/12/96 (Registered)
                                                                 16, 38, 42: 11/18/96 (Registered)
--------------------------------------------------------------------------------------------------
                  AOL GLOBALNET               9, 38              9, 38: (unfiled)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Colombia          America Online              9, 42              9: 3/3/96 (Pending)
                                                                 42: 9/27/95 (Registered)
--------------------------------------------------------------------------------------------------
                  America Online &            9, 42              9: 3/3/95 (Pending)
                  Design                                         42: 9/27/95 (Registered)
--------------------------------------------------------------------------------------------------
                  AOL                         42                 42: 9/27/95 (Registered)
--------------------------------------------------------------------------------------------------
                  Buddy List                  42                 42: 5/20/97 (Pending)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Costa Rica        America Online              9, 16, 42          9: 8/12/96 (Registered)
                                                                 16: 8/9/96 (Registered)
                                                                 42: 8/13/96 (Registered)
--------------------------------------------------------------------------------------------------
                  America Online &            9, 16, 38, 42      9: 8/9/96 (Registered)
                  Design                                         16: 8/12/96 (Registered)
                                                                 38: 7/31/95 (Pending)
                                                                 42: 8/28/96 (Registered)
--------------------------------------------------------------------------------------------------
                  AOL                         9, 16, 38, 42      9: 8/9/96 (Registered)
                                                                 16: 8/13/96 (Registered)
                                                                 38: 8/9/96 (Registered)
                                                                 42: 8/12/96 (Registered)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Dominican         America Online              20, 63, 70         20, 63, 70: 10/15/95
Republican                                                       (Registered)
--------------------------------------------------------------------------------------------------
                  America Online &            20, 63, 70         20, 63, 70: 10/15/95
                  Design                                         (Registered)
--------------------------------------------------------------------------------------------------
                  AOL                         20, 63, 70         20, 63, 70: 10/15/95
                                                                 (Registered)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Country          Mark                        Classes Filed       File or Registration Date
--------------------------------------------------------------------------------------------------
Ecuador          America Online              9, 16, 35, 38, 42   9, 16, 35, 38, 42: 4/1/96
                                                                 (Pending)
--------------------------------------------------------------------------------------------------
                 America Online & Design     9, 16, 38, 42       9, 16, 38, 42: 5/21/98
                                                                 (Registered)
--------------------------------------------------------------------------------------------------
                 AOL                         9, 16, 38, 42       9, 16, 38, 42: 5/21/98
                                                                 (Registered)
--------------------------------------------------------------------------------------------------
                 AOL Instant                 9, 38, 42           9, 38, 42: 10/26/98 (Pending)
                 Messenger
--------------------------------------------------------------------------------------------------
                 AOL Netfind                 42                  42: 9/17/97 (Published)

--------------------------------------------------------------------------------------------------
                 AOL.COM                     9, 38, 42           9, 38, 42: 10/26/98 (Pending)

--------------------------------------------------------------------------------------------------
                 AOL GLOBALNET               9, 16, 35, 38,      9, 16, 35, 38, 42: 5/21/98
                                             42                  (Registered)
--------------------------------------------------------------------------------------------------
                 Buddy List                  9, 38, 42           9, 38, 42: 4/1/96 (Pending)

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
El Salvador      America Online              9, 16, 38, 42       9, 16, 42: 1/23/98 (Registered)
                                                                 38: 7/24/95 (Pending)
--------------------------------------------------------------------------------------------------
                 America Online &            9, 16, 38, 42       9: 7/24/95 (Published)
                 Design                                          16: 4/29/97 (Registered)
                                                                 38, 42: 7/24/95 (Pending)
--------------------------------------------------------------------------------------------------
                 AOL                         9, 16, 38, 42       9, 16, 38: 1/27/98 (Registered)
                                                                 42: 7/24/95 (Pending)
                                                                 42: 7/24/95 (Pending)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Guatemala        America Online              9, 16, 38, 42       9: 4/21/97 (Registered)
                                                                 16: 1/20/98 (Registered)
                                                                 38: 4/18/97 (Registered)
                                                                 42: 7/31/95 (Pending)
--------------------------------------------------------------------------------------------------
                 America Online &            9, 16, 38           9: 7/31/95 (Pending)
                 Design                                          16: 11/14/97 (Registered)
                                                                 38: 2/11/98 (Registered)
--------------------------------------------------------------------------------------------------
                 AOL                         9, 16, 38, 42       9, 16, 38:  10/2/96 (Registered)
                                                                 42: 7/31/95 (Pending)
--------------------------------------------------------------------------------------------------
                 Buddy List                  42                  42: 3/4/97 (Pending)

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Honduras         America Online              9, 16, 35, 38, 42   9, 16, 38: 3/7/96 (Registered)
                                                                 35: 7/19/95 (Pending)
                                                                 42: 2/27/98 (Registered)
--------------------------------------------------------------------------------------------------
                 America Online & Design     9, 16, 38, 42       9: 5/15/96 (Registered)
                                                                 16: 7/31/96 (Registered)
                                                                 38: 3/7/96 (Registered)
                                                                 42: 2/12/98 (Registered)
--------------------------------------------------------------------------------------------------
                 AOL                         9, 16, 38, 42       9, 16, 38, 42: 3/7/96
                                                                 (Registered)
--------------------------------------------------------------------------------------------------
                 Buddy List                  42                  42: 7/31/97 (Registered)

--------------------------------------------------------------------------------------------------
                 Favorite Places             42                  42: 3/19/98 (Registered)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Mexico           America Online              9, 42               9: 2/24/95 (Registered)
                                                                 42: 2/24/95 (Pending)
--------------------------------------------------------------------------------------------------
                 America Online &            9, 42               9, 42: 2/24/95 (Pending)
                 Design
--------------------------------------------------------------------------------------------------
                 AOL                         9, 16, 38, 42       9: 6/20/95 (Registered)
                                                                 16: 6/20/95 (Pending)
                                                                 38: 8/4/95 (Registered)
                                                                 42: 2/24/95 (Registered)
--------------------------------------------------------------------------------------------------
                 AOL & Design                9, 16, 38, 42       9, 16, 38, 42: 11/24/95
                                                                 (Registered)
--------------------------------------------------------------------------------------------------
                 AOL GLOBALNET               9, 38, 42           9, 38, 42: 11/16/95 (Pending)

--------------------------------------------------------------------------------------------------
                 Buddy List                  38, 42              38: 11/13/97 (Registered)
                                                                 42: 12/4/97 (Pending)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Nicaragua        America Online              9, 16, 38, 42       9, 16: 6/11/96 (Registered)
                                                                 38, 42: 6/10/96 (Registered)
--------------------------------------------------------------------------------------------------
                 America Online &            9, 16, 38, 42       9, 16, 38, 42: 6/10/96
                 Design                                          (Registered)
--------------------------------------------------------------------------------------------------
                 AOL                         9, 16, 38, 42       9: 6/7/96 (Registered)
                                                                 16, 38, 42: 6/10/96 (Registered)
--------------------------------------------------------------------------------------------------
                 Buddy List                  42                  42: 5/27/98 (Registered)

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Panama           America Online              42                  42: 9/10/96 (Registered)

--------------------------------------------------------------------------------------------------
                 Buddy List                  42                  42: 7/4/97 (Published)

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Country           Mark                        Classes Filed      File or Registration Date
--------------------------------------------------------------------------------------------------
Paraguay          America Online               9, 16, 38, 42     9, 16, 38: 8/1/95 (Pending)
                                                                 42: 2/4/98 (Registered)
--------------------------------------------------------------------------------------------------
                  America Online &             9, 16, 38, 42     9, 16, 38: 8/1/95 (Pending)
                  Design                                         42: 2/4/98 (Registered)
--------------------------------------------------------------------------------------------------
                  AOL                          9, 16, 38, 42     9, 16, 38, 42: 5/24/96
                                                                 (Registered)
--------------------------------------------------------------------------------------------------
                  Buddy List                   42                42: 12/29/97 (Registered)

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
 Uruguay          America Online               9, 16, 38, 42     9, 16, 38, 42: 7/26/95 (Pending)

--------------------------------------------------------------------------------------------------
                  America Online &             9, 16, 38, 42     9, 16, 38, 42: 7/26/95 (Pending)
                  Design
--------------------------------------------------------------------------------------------------
                  AOL                          9, 16, 38, 42     9, 16, 38, 42: 4/29/97
                                                                 (Registered)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Venezuela         America Online               9, 42             9, 42: 2/13/97 (Registered)

--------------------------------------------------------------------------------------------------
                  America Online &             9, 42             9: 9/21/95 (Published)
                  Design                                         42: 4/23/97 (Published)
--------------------------------------------------------------------------------------------------
                  AOL                          9, 16, 38, 42     9, 16, 38: 7/9/96 (Pending)
                                                                 42: 2/16/98 (Allowed)
--------------------------------------------------------------------------------------------------
                  AOL GLOBALNET                9, 38, 42         9, 38, 42: 7/9/96 (Allowed)

--------------------------------------------------------------------------------------------------
                  Buddy List                   42                42: 8/21/97 (Published)

--------------------------------------------------------------------------------------------------

3.   Issues Relating to Core AOL Marks Actually Known by AOL. As of the
     -------------------------------------------------------
Effective Date, there are certain issues relating to Core AOL Marks for the reasons described below:

--------------------------------------------------------------------------------------------------
Country           Opposition/Action brought by       Defendant               Status
                       AOL for use of...
--------------------------------------------------------------------------------------------------
Argentina         America On Line                    Martino Leandro         Opposition
                                                     Patricio                filed on
                                                                             1/30/98
                                                                             (Pending)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Brazil            America Online
--------------------------------------------------------------------------------------------------
                  AOL marks/logos,                   America Provider de     Lawsuit filed
                  aol.com.br                         Acessor                 on 10/23/98
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Country           Opposition/Action brought by       Defendant                       Status
                       AOL for use of...
-----------------------------------------------------------------------------------------------------
                                                                                      request made
                                                                                      to Registery to
                                                                                      deregister on
                                                                                      10/23/98
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Chile               America Online & Latin             Diaz & Cia                     Opposition
                    America Online                                                    filed on
                                                                                      5/29/98
                                                                                      (Pending)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Colombia            Americatel &                       Americatel Corp                Opposition
                    Americanet & Design                                               filed on 12/97
                    (similar to AOL's                                                 (Pending)
                    triangle)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Mexico              North America Online               Mr. Gust Adolfo Pulido         Opposition
                                                       Lopez                          filed published
                                                                                      on June/Aug
                                                                                      98 (Pending)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Venezuela           Latin America On Line              Telecommunicaciones            Opposition
                                                       Impsat S A Caracas             filed on 12/97
                                                                                      (Pending)
-----------------------------------------------------------------------------------------------------

                                 ATTACHMENT E

                               AOL DOMAIN NAMES

          AOL has applied for or obtained AOL Domain Names in countries in the Territory as follows:

----------------------------------------------------------------------------------------------------
Country                         Domain Name                       Status of Registration
----------------------------------------------------------------------------------------------------
Argentina                       aol.com.ar                        Pending (application 11/4/98)
                                aol.net.ar
----------------------------------------------------------------------------------------------------
Brazil                          aol.net.br                        Pending (application 10/16/98)
----------------------------------------------------------------------------------------------------
Chile                           aol.cl                            Pending (need RUT number)
----------------------------------------------------------------------------------------------------
Colombia                        aol.com.co                        Pending (application 9/17/98)
----------------------------------------------------------------------------------------------------
Ecuador                         aol.com.ec                        Registered on 9/18/98
----------------------------------------------------------------------------------------------------
El Salvador                     aol.com.sv                        Pending (application 9/15/98)
----------------------------------------------------------------------------------------------------
Guatemala                       aol.com.gt                        Registered on 4/13/98
----------------------------------------------------------------------------------------------------
Mexico                          aol.com.mx                        Registered on 4/3/98
                                aol.net.mx                        Registered on 4/3/98
----------------------------------------------------------------------------------------------------
Nicaragua                       aol.com.ni                        Registered on 4/3/98
----------------------------------------------------------------------------------------------------
Panama                          aol.com.pa                        Registered on 4/3/98
----------------------------------------------------------------------------------------------------
Peru                            aol.com.pe                        Pending (application 9/1/98)
----------------------------------------------------------------------------------------------------
Puerto Rico                     aol.com.pr                        Pending (application 9/2/98)
----------------------------------------------------------------------------------------------------
Venezuela                       aol.com.ve                        Pending (application 9/17/98)
----------------------------------------------------------------------------------------------------

                                 ATTACHMENT F

                                   TERRITORY


                Anguilla                                 Haiti
                 Antigua                               Honduras
                Argentina                               Jamaica
                  Aruba                               Martinique
                 Bahamas                                Mexico
                Barbados                         Netherlands Antilles
                 Barbuda                           Nevis Montserrat
                 Belize                                Nicaragua
                 Bolivia                                Panama
                 Brazil                                Paraguay
             Caicos Islands                              Peru
             Cayman Islands                           Puerto Rico
                  Chile                                St. Kitts
                Colombia                               St. Lucia
               Costa Rica                             St. Maarten
                  Cuba                                St. Martin
                Dominica                              St. Vincent
           Dominican Republic                          Suriname
                 Ecuador                            The Grenadines
               El Salvador                              Tobago
              French Guiana                            Trinidad
                 Grenada                             Turks Islands
               Guadeloupe                               Uruguay
                Guatemala                              Venezuela
                 Guyana                             Virgin Islands